Schedule of movements in ordinary shares (Details) (Parenthetical) - USD ($) $ / shares in Units, shares in Millions, $ in Millions		12 Months Ended	24 Months Ended
	Jul. 29, 2022	Jun. 30, 2024	Jul. 29, 2024
Number of shares outstanding		1,715,191
Issuance of shares capital		$ 3.1
Shares issued description	(i) an aggregate of 2,300,000 Ordinary Shares (the “Shares”), nominal value $0.012 per share, at an offering price of $1.30 per share and (ii) an aggregate of 1,930,770 pre-funded warrants exercisable for Ordinary Shares at an offering price of $1.2999 per pre-funded warrant, for gross proceeds of approximately $5.5 million before deducting the placement agent fee and related offering expenses.
Ownership interest			4.99%
Exercise price			$ 0.0001